Exhibit 99.1

Digerati Technologies, Inc.

Announces Further Postponement of Special Meeting of Shareholders

SAN ANTONIO, TX, June 12, 2023 – Digerati Technologies, Inc. (OTCQB: DTGI) (“Digerati” or the “Company”), a provider of cloud services specializing in UCaaS (Unified Communications as a Service) solutions for the small to medium-sized business (“SMB”) market, filed a definitive proxy statement with respect to a special meeting of its stockholders to be held on Thursday, May 25, 2023 at 11:00 a.m. EDT (the “Special Meeting”) to vote on, among other things, a proposal to adopt and approve that certain Business Combination Agreement by and among Digerati, Minority Equality Opportunities Acquisition Inc., a Delaware corporation (“MEOA”) and MEOA Merger Sub, Inc., and the business combination contemplated thereby (the “Business Combination”).

On May 24, 2023, Digerati determined to postpone the Special Meeting until Friday, May 26, 2023, then on May 25, 2023 and May 30, 2023 the Company announced further postponements.

On June 12, 2023, Digerati determined to further postpone the Special Meeting until a date, on or prior to June 30, 2023. At such time as the date and time of the Special Meeting is decided, Digerati shall issue a press release and file a Current Report on Form 8-K providing such information to its stockholders. Digerati shall endeavor to publicly disclose the date and time not less than forty-eight (48) hours in advance of the Special Meeting.

About Digerati Technologies, Inc.

Digerati Technologies, Inc. (OTCQB: DTGI) is a provider of cloud services specializing in UCaaS (Unified Communications as a Service) solutions for the business market. Through its operating subsidiary Verve Cloud, Inc. (f/k/a T3 Communications, Nexogy, and NextLevel Internet), the Company is meeting the global needs of small businesses seeking simple, flexible, reliable, and cost-effective communication and network solutions including, cloud PBX, cloud telephony, cloud WAN, cloud call center, cloud mobile, and the delivery of digital oxygen on its broadband network. The Company has developed a robust integration platform to fuel mergers and acquisitions in a highly fragmented market, as it delivers business solutions on its carrier-grade network and Only in the Cloud™. For more information, please visit www.digerati-inc.com and follow DTGI on LinkedIn, Twitter and Facebook.

About Minority Equality Opportunities Acquisition Inc.

Minority Equality Opportunities Acquisition Inc. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, organized under the laws of Delaware and formed to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with companies that are minority owned, led or founded.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Information and Where to Find It

In connection with the Business Combination, MEOA has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing the proxy statement/prospectus relating to the BCA (the “Registration Statement”), which the SEC has declared effective. On May 3, 2023, MEOA filed a definitive proxy statement/final prospectus relating to the proposed Business Combination, and thereafter MEOA mailed that definitive proxy statement/final prospectus and other relevant documents to its stockholders. On May 12, 2023, Digerati filed a definitive proxy statement in connection with Digerati’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) and thereafter Digerati mailed that definitive proxy statement and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus, the definitive proxy statement or any other document that Digerati has sent to its stockholders in connection with the Business Combination. Investors and security holders of Digerati are advised to read the definitive proxy statement in connection with Digerati’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the definitive proxy statement contains important information about the Business Combination and the parties to the Business Combination. Stockholders are also able to obtain copies of the definitive proxy statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Digerati Technologies, Inc., Attention: Antonio Estrada Jr., Chief Financial Officer, 8023 Vantage Dr., Suite 660, San Antonio, TX 78230.

Participants in the Solicitation

MEOA, Digerati and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Digerati’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Digerati’s directors and officers in Digerati’s filings with the SEC, including the definitive proxy statement filed with the SEC by Digerati.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the applicable securities laws. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters.

These forward-looking statements include, but are not limited to, statements regarding the terms and conditions of the proposed business combination and related transactions disclosed herein, the timing of the consummation of such transactions, assumptions regarding shareholder redemptions and the anticipated benefits and financial position of the parties resulting therefrom. These statements are based on various assumptions and/or on the current expectations of MEOA or Digerati’s management. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor or other person as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MEOA and/or Digerati. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the amount of redemption requests made by MEOA’s public shareholders; NASDAQ’s approval of the listing application of the combined company; changes in the assumptions underlying Digerati’s expectations regarding its future business; the effects of competition on Digerati’s future business; and the outcome of judicial proceedings to which Digerati is, or may become, a party.

If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Digerati and MEOA presently do not know or currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect expectations, assumptions, plans or forecasts of future events and views as of the date of this press release. Digerati and MEOA anticipate that subsequent events and developments will cause these assessments to change. However, while Digerati and/or MEOA may elect to update these forward-looking statements at some point in the future, each of Digerati and MEOA specifically disclaims any obligation to do so, except as required by applicable law. These forward-looking statements should not be relied upon as representing Digerati’s or MEOA (or their respective affiliates’) assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Laurel Hill Advisory Group

2 Robbins Lane, Suite 201

Jericho, NY 11753

Email: digerati@laurelhill.com

Toll-free: 888-742-1305